Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Alpha Architect U.S. Quantitative Value ETF (QVAL)

Alpha Architect International Quantitative Value ETF (IVAL)

Alpha Architect U.S. Quantitative Momentum ETF (QMOM)

Alpha Architect International Quantitative Momentum ETF (IMOM)

Alpha Architect Value Momentum Trend ETF (VMOT)

each a series of Alpha Architect ETF Trust
(each a “Fund” and collectively, the “Funds”)

June 26, 2020

Supplement dated June 26, 2020 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
each dated February 4, 2020

Effective immediately, Mr. Tao Wang no longer serves as a portfolio manager of the Fund. References to Mr. Wang in the Fund’s Summary Prospectus, Prospectus and SAI is deleted and should be disregarded in its entirety. Effective immediately, Mr. Brandon Koepke, CFA, will serve as a portfolio manager for the Fund.

Mr. Koepke was previously the secondary trading and execution representative for the Funds since 2017. Mr. Koepke oversees all trading and execution for the Adviser, including algorithmic design and implementation. Mr. Koepke has a B.Sc in Computer Science and a B.Comm specializing in Finance from the University of Calgary.

Each Fund currently has an investment objective of seeking to track the total return performance, before fees and expenses, of its corresponding index as described in the table below. The supplement revises the previously-indicated effective date of the Funds’ investment objective changes. Effective on or about October 1, 2020, each Fund will become actively-managed by the Fund’s investment adviser, Empowered Funds, LLC (the “Adviser”), and each Fund’s investment objective will be changed to the “New Investment Objective” per the table below. At that time, Empirical Finance, LLC, an affiliate of the Adviser, will cease publishing the indices. Upon implementation of the investment objective changes, the Adviser will use a quantitative model to identify which securities each Fund might purchase and sell as well as opportune times for purchases and sales. The Adviser’s methodology will be substantially unchanged from the current approach it uses to manage the Funds.

Fund Name	Current Investment Objective	New Investment Objective
Alpha Architect U.S. Quantitative Value ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Quantitative Value Index.	Seeks long-term capital appreciation.
Alpha Architect U.S. Quantitative Momentum ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Quantitative Momentum Index.	Seeks long-term capital appreciation.
Alpha Architect International Quantitative Value ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect International Quantitative Value Index.	Seeks long-term capital appreciation.
Alpha Architect International Quantitative Momentum ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect International Quantitative Momentum Index.	Seeks long-term capital appreciation.
Alpha Architect Value Momentum Trend ETF	Seeks to track the total return performance, before fees and expenses, of the Alpha Architect Value Momentum Trend Index.	Seeks long term capital appreciation while attempting to minimize market drawdowns.

No changes in the fees or expenses charged by the Funds will result from the change in the Funds’ investment objectives.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.